UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21519

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31*

Date of reporting period:	October 31, 2006

* The fiscal year end was recently changed from March 31 to October 31

Item 1. Reports to Stockholders

Annual Report October 31, 2006

EATON VANCE TAX-
ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Michael R. Mach, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

The Fund

Performance for the Period Ended October 31, 2006

•       The fiscal year end for Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, has been changed from March 31  to October 31. Based on share price, the Fund had a total return of 13.04% for the period from March 31, 2006, to October 31, 2006.(1) This return resulted from an increase in share price to $28.34 on October 31, 2006, from $26.00 on March 31, 2006, plus the reinvestment of $0.988 per share in distributions paid to common shareholders. Based on the Fund’s most recent dividend and a closing share price of $28.34 on October 31, 2006, the Fund had a market yield of 6.03%.(2)

•       Based on net asset value (NAV), the Fund had a total return of 9.70% for the same period.(1) That return was the result of an increase in NAV per share to $29.65 on October 31, 2006, from $28.03 on March 31, 2006, and the reinvestment of $0.988 per share in distributions paid to common shareholders.

•       For the same period, the Russell 1000 Value Index, an unmanaged index of large-capitalization U.S. value stocks, had a total return of 10.35%, while the Fund’s Lipper Classification, Global Funds, had an average total return (at NAV) of 6.83%.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Management Discussion

•       Global stock markets generally performed well during the period, with stronger performance overseas — especially in Europe. Equities generally rallied after a correction early in the period. Stock prices plunged in early May 2006 on fears that global interest rates could continue to rise and concerns about recordhigh energy prices. In the latter months of the period, however, stocks again rallied, driven by a sharp decline in energy prices, fewer geopolitical worries, and moderate U.S. inflation numbers that eased concerns about future interest-rate increases by the U.S. Federal Reserve Board (the “Fed”). International stocks outperformed U.S. stocks in this late-period rally and for the period.

•       Continued economic growth has helped corporations grow earnings, reduce debt levels, and strengthen balance sheets, enabling more companies to reward shareholders with increased dividend payments. During the period, the Fund was positioned to take advantage of these positive trends.

•       Based on the Fund’s objective of providing a high level of after-tax total return, the Fund was primarily invested in common and preferred securities that generated a relatively high level of qualified dividend income (QDI) during the period. Since the Fund’s inception, all of the distributions made to common shareholders have been QDI and taxed at the favorable 15% tax rate. The Fund also had a significant portion of its common and preferred stocks invested in non- U.S. companies. These investments provided the Fund with international diversification and dividend yields that, in some cases, were more attractive than the yields available on stocks issued by similar domestic corporations.

•       During the 7-month period, the Fund increased its monthly dividend by 7.5%. The increase, announced in May 2006, was from $0.1325 to $0.1425 per share.(4)

•       During the period, the Fund’s return at net asset value underperformed the return of the Russell 1000 Value

(1)  Performance result reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(2)  The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)  It is not possible to invest directly in an Index or Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. Lipper Averages are available as of month end only.

(4)  The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on common shares could change.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

INVESTMENT UPDATE

Index primarily because of lagging performance in the energy, materials, and telecommunications sectors. In the energy sector, which was the largest detractor, the Fund was overweighted. The sector underperformed the broader market primarily because of the sharp decline in the price of oil during the fall of 2006. The Fund outperformed the average return of its Lipper Classification, however, during the seven-month period.(5)

•       On the other hand, the Fund’s performance benefited from management’s stock selection in the utilities, information technology, and health care sectors. In the utilities sector, management continued to diversify and seek highquality companies, with electric utilities selections showing particularly strong results. In the information technology and health care sectors, the Fund was underweighted relative to the Index, which was beneficial because the sectors underperformed. In addition, management’s stock selections in these sectors performed well, contributing positively to relative returns.

•       As of October 31, 2006, the Fund had 14.0% of its assets invested in preferred stocks, the performance of which was influenced by the Fed’s monetary policy. During the period, the Fed moved to increase short-term interest rates two more times by a total of 0.50% but appeared to bring an end to its two-year tightening cycle. At period end, the Fed Funds target rate, a key short-term interest rate benchmark, stood at 5.25%. The apparent end of the Fed’s tightening cycle in June sparked a bond market rally, pushing longer rates down during the period. Falling interest rates drove preferred stock prices higher, while credit quality remained solid. As a result, 2006 year-to-date returns for preferred stocks, as measured by the Merrill Lynch Fixed Rate Preferred Stock Index, were strong at between 6% and 7%. The Fund’s preferred stock returns were closer to 6% because management maintains a lower sensitivity to interest rate volatility compared to the benchmark.

•       In July 2004, the Fund issued its Auction Preferred Shares (APS) to provide the Fund financial leverage. As of October 31, 2006, the Fund’s $145 million issued and outstanding APS equaled approximately 25% of total assets and maintained a weighted average reset period of 14 days. The current reset period on the Fund’s APS is comparable to what it was when the Fund’s leverage was originally issued.(6)

•       Since the Fund’s inception on April 30, 2004, its NAV has increased from $19.10 (offering price less all commissions) to $29.65, and its share price has increased from $19.10 (offering price less all commissions) to $28.34.(7) These gains represent average annualized increases of 27.23% and 24.96%, respectively. Moreover, the Fund’s initial monthly dividend payment of $0.10, declared on June 17, 2004, has been increased five times to a current monthly payment of $0.1425. In addition to making regular monthly payments since its inception, the Fund has also declared two special dividends totaling $0.279. These increases reflect a number of dividend increases and special dividends announced by companies represented in the Fund’s common stock portfolio, along with the implementation of the Fund’s dividend capture strategy.(8)

•       The Fund continues to emphasize ownership of inflation- responsive common stocks, investing in companies with hard-asset-related businesses, such as industrial materials, energy, and real estate. At October 31, 2006, the Fund had approximately 55% of net assets invested in these industry sectors. At the same time, the Fund continues to have a diversified footing with meaningful representation in consumer, financial, industrial, and utility companies.

•       As always, our strategy will be to focus investments in companies characterized by strong business franchises and solid balance sheets. For common stocks, our focus will generally be on companies that offer the potential for growth of income and for capital appreciation over time. For preferred stocks, we will take into consideration the interest rate sensitivity of the investment and our interest rate expectations. In closing, we thank you for your continued confidence and participation in the Fund.

(5)  It is not possible to invest directly in an Index or Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. Lipper Averages are available as of month end only.

(6)  Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and share price of the common shares).

(7)  Performance result reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(8)  There can be no assurance that the dividend capture strategy will continue to be successful in the future. The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on common shares could change.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

FUND PERFORMANCE

Performance*

Average Annual Total Returns (by share price, New York Stock Exchange)
One Year	31.59%
Life of Fund (4/30/04)	24.96

Average Annual Total Returns (at net asset value)
One Year	25.76%
Life of Fund (4/30/04)	27.23

*      Performance results reflect the effects of leverage resulting from the Fund’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Industry Sectors**

By total investments

* * Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Top Ten Equity Holdings†

By total investments

Exxon Mobil Corp.	2.48%
Occidental Petroleum	2.45%
AT&T	2.38%
Total SA-ADR	2.37%
Freeport McMoran	2.37%
Enbridge	2.36%
Chevron	2.34%
BP Plc ADR	2.33%
Suncor Energy	2.33%
Bank of Nova Scotia	2.29%

†     Top Ten Equity Holdings represented 23.70% of total investments as of October 31, 2006. Holdings are subject to change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 114.6%
Security	Shares	Value
Capital Markets — 2.8%
UBS AG	200,000	$11,968,000
		$11,968,000
Commercial Banks — 5.5%
Bank of Nova Scotia	300,000	$13,173,000
Danske Bank A/S	250,000	10,471,209
		$23,644,209
Commercial Services & Supplies — 0.2%
Biffa PLC(1)	200,000	$1,016,564
		$1,016,564
Computer Peripherals — 2.1%
International Business Machines Corp.	100,000	$9,233,000
		$9,233,000
Diversified Financial Services — 2.9%
Citigroup, Inc.	250,000	$12,540,000
		$12,540,000
Diversified Telecommunication Services — 5.9%
AT&T, Inc.	400,000	$13,700,000
Telefonos de Mexico SA ADR	450,000	11,875,500
		$25,575,500
Electric Utilities — 10.2%
Edison International	100,000	$4,444,000
Entergy Corp.	125,000	10,728,750
Exelon Corp.	200,000	12,396,000
Fortum Oyj	150,000	4,141,274
Scottish Power PLC	992,063	12,363,286
		$44,073,310
Energy Equipment & Services — 2.3%
Halliburton Co.	300,000	$9,705,000
		$9,705,000

Security	Shares	Value
Food Products — 2.0%
Nestle SA ADR	100,000	$8,542,030
		$8,542,030
Household Products — 1.5%
Kimberly-Clark de Mexico SA de CV	1,500,000	$6,271,024
		$6,271,024
Industrial Conglomerates — 1.0%
Siemens AG ADR	50,000	$4,490,500
		$4,490,500
Insurance — 3.1%
Fidelity National Financial, Inc.	100,000	$2,230,000
Fidelity National Title Group, Inc., Class A	104,773	2,306,054
St. Paul Travelers Cos., Inc.	100,000	5,113,000
Willis Group Holdings, Ltd.	100,000	3,803,000
		$13,452,054
Machinery — 1.4%
Caterpillar, Inc.	100,000	$6,071,000
		$6,071,000
Metals & Mining — 17.5%
Anglo American PLC ADR	250,000	$5,670,000
BHP Billiton, Ltd. ADR	250,000	10,642,500
Fording Canadian Coal Trust	400,000	10,168,000
Freeport-McMoRan Copper & Gold, Inc., Class B	225,000	13,608,000
Mittal Steel Co. NV, Class A	150,000	6,412,500
Phelps Dodge Corp.	75,000	7,528,500
Rio Tinto PLC ADR	50,000	11,069,500
Southern Copper Corp.	200,000	10,276,000
		$75,375,000
Multiline Retail — 1.8%
J.C. Penney Company, Inc.	100,000	$7,523,000
		$7,523,000
Multi-Utilities — 5.7%
Dominion Resources, Inc.	150,000	$12,148,500
Veolia Environment	200,000	12,239,608
		$24,388,108

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 28.2%
BP PLC ADR	200,000	$13,420,000
ChevronTexaco Corp.	200,000	13,440,000
Enbridge, Inc.	400,000	13,560,000
Exxon Mobil Corp.	200,000	14,284,000
Occidental Petroleum Corp.	300,000	14,082,000
Peabody Energy Corp.	100,000	4,197,000
Statoil ASA	425,000	10,784,956
Suncor Energy, Inc.	175,000	13,413,750
Total SA ADR	200,000	13,628,000
Valero Energy Corp.	200,000	10,466,000
		$121,275,706
Pharmaceuticals — 4.8%
AstraZeneca PLC ADR	100,000	$5,870,000
GlaxoSmithKline PLC ADR	150,000	7,987,500
Johnson & Johnson	100,000	6,740,000
		$20,597,500
Real Estate Investment Trusts (REITs) — 7.2%
AvalonBay Communities, Inc.	50,000	$6,553,000
Boston Properties, Inc.	25,000	2,670,750
Federal Realty Investment Trust	50,000	4,007,500
Plum Creek Timber Co., Inc.	175,000	6,289,500
Public Storage, Inc.	75,000	6,728,250
Rayonier, Inc.	112,500	4,611,375
		$30,860,375
Road & Rail — 1.3%
Canadian Pacific Railway, Ltd.	100,000	$5,649,000
		$5,649,000
Specialty Retail — 1.8%
Kingfisher PLC	1,500,000	$7,523,220
		$7,523,220
Textiles, Apparel & Luxury Goods — 1.8%
VF Corp.	100,000	$7,601,000
		$7,601,000
Tobacco — 2.8%
Altria Group, Inc.	150,000	$12,199,500
		$12,199,500

Security	Shares	Value
Water Utilities — 0.8%
Severn Trent PLC	133,333	$3,548,306
		$3,548,306
Total Common Stocks (identified cost $336,850,008)		$493,122,906
Preferred Stocks — 18.8%
Security	Shares	Value
Capital Markets — 1.1%
UBS Preferred Funding Trust I, 8.622%(2)(3)	43,700	$4,894,120
		$4,894,120
Commercial Banks — 9.1%
Abbey National Capital Trust I, 8.963%(2)(3)	20,000	$2,723,810
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	950	1,015,609
Barclays Bank PLC, 8.55%(2)(3)(4)	55,000	6,381,050
BNP Paribas Capital Trust, 9.003%(2)(3)(4)	35,000	4,052,745
CA Preferred Fund Trust, 7.00%(2)	55,000	5,573,117
Den Norske Bank, 7.729%(2)(3)(4)	36,000	4,005,522
First Republic Bank, 6.70%	30,000	752,700
HSBC Capital Funding LP, 9.547%(2)(3)(4)	40,000	4,672,132
Lloyds TSB Bank PLC, 6.90%(2)	40,000	4,074,064
Royal Bank of Scotland Group PLC, 9.118%(2)	50,000	5,611,255
US Bancorp, Series B, 5.974%(3)	15,000	396,000
		$39,258,004
Diversified Financial Services — 0.4%
ING Group NV, 6.125%	35,000	$874,300
ING Group NV, 7.20%	30,000	771,900
		$1,646,200
Food Products — 1.0%
Dairy Farmers of America, 7.875%(4)	45,000	$4,364,253
		$4,364,253
Gas Utilities — 0.3%
Southern Union Co., 7.55%	40,000	$1,044,800
		$1,044,800

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance — 6.2%
ACE, Ltd., 7.80%	11,000	$289,520
Aegon NV, 6.375%	80,000	2,030,400
Aegon NV, 6.50%	15,000	383,550
Arch Capital Group, Ltd., Series B, 7.875%	15,000	384,900
AXA, 7.10%(2)	45,000	4,659,890
Endurance Specialty Holdings, Ltd., 7.75%	18,750	480,000
ING Capital Funding Trust III, 8.439%(2)(3)	37,500	4,278,739
MetLife, Inc., 6.39%(3)	81,000	2,106,000
MetLife, Inc., 6.50%	39,000	1,014,000
PartnerRe, Ltd., 6.50%	120,000	2,988,000
Prudential PLC, 6.50%(2)	18,000	1,792,350
RenaissanceRe Holdings, Ltd., 6.08%	148,000	3,448,400
Zurich Regcaps Fund Trust V, 6.115%(3)(4)	2,500	2,560,156
		$26,415,905
Thrifts & Mortgage Finance — 0.7%
Federal Home Loan Mortgage Corp., Series S, 5.872%(3)	2,500	$137,500
Federal National Mortgage Association, Series K, 5.396%(3)	60,000	3,015,000
		$3,152,500
Total Preferred Stocks (identified cost $83,177,745)		$80,775,782
Other Issues — 0.0%
Security	Shares	Value
Scottish Power PLC, Deferred Shares(2)	416,666	$0
Total Other Issues (identified cost $0)		$0

Short-Term Investments — 0.3%
Security	Principal Amount (000's omitted)	Value
Societe Generale Time Deposit, 5.31%, 11/1/06	$1,334	$1,334,000
Total Short-Term Investments (at amortized cost, $1,334,000)		$1,334,000
Total Investments — 133.7% (identified cost $421,361,753)		$575,232,688
Other Assets, Less Liabilities — 0.0%		$23,311
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (33.7)%		$(145,125,966)
Net Assets — 100.0%		$430,130,033

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2006.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of the securities is $27,051,467 or 6.3% of the Fund's net assets.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	49.43%	$284,351,745
United Kingdom	15.01%	86,327,095
Canada	9.73%	55,963,750
France	6.01%	34,580,242
Switzerland	4.35%	25,000,530
Mexico	3.15%	18,146,524
Norway	2.57%	14,790,478
Netherlands	2.56%	14,751,389
Bermuda	1.93%	11,104,300
Australia	1.85%	10,642,500
Denmark	1.82%	10,471,209
Other countries, less than 1%	1.59%	9,102,926
	100.00%	$575,232,688

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $421,361,753)	$575,232,688
Cash	368
Dividends and interest receivable	418,968
Other receivables	78,289
Total assets	$575,730,313
Liabilities
Payable to affiliate for investment advisory fees	$310,572
Accrued expenses	163,742
Total liabilities	$474,314
Auction preferred shares (5,800 shares outstanding) at liquidation value plus cumulative unpaid dividends	$145,125,966
Net assets applicable to common shares	$430,130,033
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 14,505,000 shares issued and outstanding	$145,050
Additional paid-in capital	274,573,260
Accumulated net realized loss (computed on the basis of identified cost)	(4,470,791)
Undistributed net investment income	6,010,310
Net unrealized appreciation (computed on the basis of identified cost)	153,872,204
Net assets applicable to common shares	$430,130,033
Net Asset Value and Redemption Price Per Share
($430,130,033 ÷ 14,505,000 shares of beneficial interest outstanding)	$29.65

Statement of Operations

Investment Income	Period Ended October 31, 2006(1)	Year Ended March 31, 2006
Dividends (net of foreign taxes, $496,365 and $1,446,943, respectively)	$23,768,055	$32,166,642
Interest	95,202	183,113
Total investment income	$23,863,257	$32,349,755
Expenses
Investment adviser fee	$2,782,615	$4,394,582
Trustees' fees and expenses	9,658	18,819
Custodian fee	221,017	316,837
Preferred shares remarketing agent fee	212,534	303,252
Legal and accounting services	83,011	89,280
Transfer and dividend disbursing agent fees	42,534	66,516
Printing and postage	15,533	98,895
Miscellaneous	27,958	122,863
Total expenses	$3,394,860	$5,411,044
Deduct — Reduction of investment adviser fee	$654,733	$1,066,026
Reduction of custodian fee	1,011	374
Total expense reductions	$655,744	$1,066,400
Net expenses	$2,739,116	$4,344,644
Net investment income	$21,124,141	$28,005,111
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(3,005,653)	$(1,779,088)
Foreign currency transactions	(26,253)	(77,701)
Net realized loss	$(3,031,906)	$(1,856,789)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$23,536,023	$69,234,836
Foreign currency	3,115	37
Net change in unrealized appreciation (depreciation)	$23,539,138	$69,234,873
Net realized and unrealized gain	$20,507,232	$67,378,084
Distributions to preferred shareholders	$(3,813,649)	$(4,936,473)
Net increase in net assets from operations	$37,817,724	$90,446,722

(1)  For the seven months ended October 31, 2006.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2006(1)	Year Ended March 31, 2006	Period Ended March 31, 2005(2)
From operations — Net investment income	$21,124,141	$28,005,111	$24,229,664
Net realized loss from investment transactions and foreign currency	(3,031,906)	(1,856,789)	(1,107,637)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	23,539,138	69,234,873	61,098,193
Distributions to preferred shareholders	(3,813,649)	(4,936,473)	(2,207,845)
Net increase in net assets from operations	$37,817,724	$90,446,722	$82,012,375
Distributions to common shareholders — From net investment income	$(14,323,688)	$(24,643,995)	$(15,882,975)
From net realized gain	—	(34,812)	—
Total distributions to common shareholders	$(14,323,688)	$(24,678,807)	$(15,882,975)
Capital share transactions — Proceeds from sale of common shares (3)	$—	$—	$276,950,000
Offering costs and preferred shares underwriting discounts	—	—	(2,311,318)
Net increase in net assets from capital share transactions	—	—	274,638,682
Net increase in net assets	$23,494,036	$65,767,915	$340,768,082
Net Assets Applicable to Common Shares
At beginning of period	$406,635,997	$340,868,082	$100,000
At end of period	$430,130,033	$406,635,997	$340,868,082
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$6,010,310	$3,093,023	$5,387,571

(1)  For the seven months ended October 31, 2006.

(2)  For the period form the start of business, April 30, 2004, to March 31, 2005.

(3)  Proceeds from sales of shares net of sales load paid of $13,050,000.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Period Ended October 31, 2006(1)(4)	Year Ended March 31, 2006(4)	Period Ended March 31, 2005(2)(4)
Net asset value — Beginning of period (Common shares)	$28.030	$23.500	$19.100	(3)
Income (loss) from operations
Net investment income	$1.456	$1.931	$1.670
Net realized and unrealized gain	1.415	4.640	4.136
Distributions to preferred shareholders	(0.263)	(0.340)	(0.152)
Total income from operations	$2.608	$6.231	$5.654
Less distributions to common shareholders
From net investment income	$(0.988)	$(1.699)	$(1.095)
From net realized gain	—	(0.002)	—
Total distributions to common shareholders	$(0.988)	$(1.701)	$(1.095)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$(0.059)
Preferred Shares underwriting discounts	$—	$—	$(0.100)
Net asset value — End of period (Common shares)	$29.650	$28.030	$23.500
Market value — End of period (Common shares)	$28.340	$26.000	$20.080
Total Investment Return on Net Asset Value(5)	9.70%	28.18%	30.16	%(6)
Total Investment Return on Market Value(5)	13.04%	39.14%	11.21	%(6)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Period Ended October 31, 2006(1)(4)		Year Ended March 31, 2006(4)	Period Ended March 31, 2005(2)(4)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of period (000's omitted)	$430,130		$406,636	$340,868
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(7)	1.13	%(8)	1.17%	1.14	%(8)
Expenses after custodian fee reduction(7)	1.13	%(8)	1.17%	1.14	%(8)
Net investment income(7)	8.71	%(8)	7.52%	8.64	%(8)
Portfolio Turnover	29%		116%	110%
† The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average net assets applicable to common and preferred shares):
Expenses before custodian fee reduction	0.84	%(8)	0.84%	0.83	%(8)
Expenses after custodian fee reduction	0.84	%(8)	0.84%	0.83	%(8)
Net investment income	6.45	%(8)	5.41%	6.34	%(8)
Senior Securities:
Total preferred shares outstanding	5,800		5,800	5,800
Asset coverage per preferred share(9)	$99,182		$95,119	$83,774
Involuntary liquidation preference per preferred share(10)	$25,000		$25,000	$25,000
Approximate market value per preferred share(10)	$25,000		$25,000	$25,000

(1)  For the seven month period ended October 31, 2006. The fund changed fiscal year end from March 31 to October 31.

(2)  For the period from the start of business, April 30, 2004, to March 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Computed using average shares outstanding.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(8)  Annualized.

(9)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(10)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated February 27, 2004. The Fund's investment objective is to provide a high level of after-tax total return. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $4,071,671 which $1,109,278 will expire on October 31, 2013 and $2,962,393 which will expire on October 31, 2014. This amount will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  2  Auction Preferred Shares

The Fund issued 2,000 shares of Auction Preferred Shares (APS) Series A, 2,000 shares of APS Series B and 1,800 shares of APS Series C on July 19, 2004 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are currently reset weekly for Series A and Series B and approximately monthly for Series C. Dividends are generally paid on the day following the end of the dividend period. Each series within a Fund is identical in all respects to the other(s), except for the dates of reset for the dividend rates.

Dividend rate ranges for the period ended October 31, 2006 are as indicated below:

Series	Dividend Rate Ranges
Series A	3.20% – 4.75%
Series B	3.50% – 4.80%
Series C	4.39% – 4.75%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the Investment Company Act of 1940. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payments of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute net capital gains, if any.

Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on October 31, 2006 are listed below. For the period ended October 31, 2006, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of October 31, 2006	Dividends Paid to Preferred Shareholders for the period ended October 31, 2006	Average APS Dividend Rates for the period ended October 31, 2006
Series A	4.70%	$1,296,243	4.422%
Series B	4.70%	$1,293,550	4.413%
Series C	4.55%	$1,223,856	4.638%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

The tax character of the distributions declared for the period ended October 31, 2006, year ended March 31, 2006 and period ended March 31, 2005 was as follows:

	Period Ended October 31, 2006(1)	Year Ended March 31, 2006	Period Ended March 31, 2005(2)
Distributions declared form: Ordinary income	$18,137,337	$29,577,181	$18,090,820
Long-Term capital gains	$—	$38,099	—

(1)  For the seven months ended October 31, 2006.

(2)  For the period from the start of business, April 30, 2004 to March 31, 2005.

During the period ended October 31, 2006, accumulated net realized loss was decreased by $69,517 and accumulated net investment income was decreased by $69,517 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,843,432
Unrealized appreciation	$153,639,962
Capital loss carryforwards	$4,071,671

  4  Investment Adviser Fee and Other
Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the period ended October 31, 2006, the advisory fee amounted to $2,782,615. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Adviser has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period ended October 31, 2006, the Investment Adviser waived $654,733 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

  5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $174,466,603 and $160,942,382 respectively, for the period ended October 31, 2006.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at October 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$421,593,995
Gross unrealized appreciation	$156,640,493
Gross unrealized depreciation	(3,001,800)
Net unrealized appreciation	$153,638,693

The unrealized gain on foreign currency as of October 31, 2006 is $1,269.

  7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Period Ended October 31, 2006(1)	Year Ended March 31, 2006	Period Ended March 31, 2005(2)
Sales	—	—	14,505,000
Net increase	—	—	14,505,000

(1)  For the seven months ended October 31, 2006.

(2)  For the period from the start of business, April 30, 2004 to March 31, 2005.

  8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at October 31, 2006.

  9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

  11  Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 27, 2006. The following action was taken by the Shareholders:

Item 1: The election of James B. Hawkes and William H. Park as Trustees of the Fund for a three-year term expiring in 2009.

Nomines for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
James B. Hawkes	11,786,588.575	139,537.000
William H. Park	11,794,974.575	131,151.000

  12  Fiscal Year End Change

Effective August 7, 2006 the Fund changed its fiscal year end to October 31, 2006.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Fund"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the seven month period ended October 31, 2006 and the year ended March 31, 2006, and the statements of changes in net assets and the financial highlights for the seven month period ended October 31, 2006, the year ended March 31, 2006 and the period from April 30, 2004 (commencement of operations) to March 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006, the results of its operations for the seven month period ended October 31, 2006 and the year ended March 31, 2006, and the changes in its net assets and the financial highlights for the seven month period ended October 31, 2006, the year ended March 31, 2006 and the period from April 30, 2004 (commencement of operations) to March 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2006

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $22,315,583, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 37.3% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. The Fund paid foreign taxes of $496,365 and recognized foreign source income of $16,331,658.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by PFPC, Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2006, our records indicate that there are 24 registered shareholders and approximately 12,843 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETO.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any such sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Tax-Advantaged Global Dividend Opportunities Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, and recent changes in the identity of such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Special Committee specifically noted the Adviser's experience in managing funds that seek to maximize after-tax-returns.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (April 2004) until September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees").

As part of its review, the Board considered the Fund's management fee and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Eaton Vance Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2009, 3 years. Trustee and Vice President since 2004	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008, 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III(A) 2/23/35	Trustee and Chairman of the Board	Until 2008, 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2009, 3 years. Trustee since 2004	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007, 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2007, 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolio in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2004	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2007, 3 years. Trustee since 2005.	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2004	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM and BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary, and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM and BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Fund since 2004.

(A)  APS Trustee.

In accordance with Section 303A.12 (a) of the New York Stock Exchange listed company manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance listing standards was submitted to the Exchange on February 9, 2006.

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Investment Adviser of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2159-12/06  CE-TAGDOSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2005 and March 31, 2006 and the fiscal period from April1, 2006 to October 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	3/31/05	3/31/06	10/31/06

Audit Fees	$63,040	$65,120	67,720

Audit-Related Fees(1)	$3,600	$3,640	3,675

Tax Fees(2)	$8,000	$8,400	9,620

All Other Fees(3)	0	0	0

Total	$74,640	$77,160	$81,815

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

 (e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended March 31, 2005 and March 31, 2006 and the fiscal period from April 1, 2006 to October 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	03/31/05	03/31/06	10/31/06

Registrant(1)	$11,600	$12,040	$13,295

Eaton Vance(2)	$379,713	$140,600	$72,100

Total	$387,713	$152,640	$111,770

(1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies

Aamer Khan, Thomas H. Luster, Michael R. Mach, Judith A. Saryan and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Luster, Kahn, Mach and Ms. Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Khan has been an Eaton Vance analyst for more than five years and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Mr. Luster has been an Eaton Vance portfolio manager and analyst since 1994 and is a Vice President of EVM and BMR. He is co-head of Eaton Vance’s Investment Grade Fixed Income Group.  Mr. Mach has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Aamer Khan
Registered Investment Companies	6	$7,424.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Thomas H. Luster
Registered Investment Companies	5	$7,449.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$338.6	0	$0

Michael R. Mach
Registered Investment Companies	9	$13,449.0	0	$0
Other Pooled Investment Vehicles	2	$134.0	0	$0
Other Accounts	6	$114.0	0	$0

Judith A. Saryan
Registered Investment Companies	8	$7,421.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Aamer Khan	None
Thomas H. Luster	$10,001 - $50,000
Michael R. Mach	$50,001 - $100,000
Judith A. Saryan	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition,

some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the four month period from July 1, 2006 to October 31, 2006 that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 8, 2006

By:	/s/ Duncan W. Richardson
Duncan W, Richardson
President

Date:	December 8, 2006